Mount Knowledge Holdings, Inc. Officially Acquires Language Key and
its subsidiaries in Hong Kong and China

NOVI, Mich., January 5, 2011 Mount Knowledge Holdings, Inc. (“Mount Knowledge”) (OTCBB: MKHD), an educational software development, sales and training company offering innovative and proprietary learning products and training services worldwide, today announced it has completed the acquisition of Language Key Asia Ltd, a well-established business English and communication skills training holding company in Hong Kong, including its operational subsidiaries in Hong Kong and mainland China (collectively referred to as “Language Key”).

Established in 1994 and headquartered in Hong Kong, Language Key and its affiliated subsidiary in Shanghai, including branch offices in Beijing and Guangzhou, China, provide custom-tailored Business English and Communications Skills courses, Soft Skills workshops, Executive Coaching and other related services to public and private sector clients, including government entities in Hong Kong and Mainland China and Fortune 500 corporations. Language Key’s solid reputation and performance has resulted in a client list consisting of well-recognized international companies such as HSBC, Ernst & Young, Maersk, Coca-Cola, Bayer, Deloitte Touche Tomatsu, Citibank, FedEx, Canon, Pepsico, Shangri-La, UBS, Thyssen Krupp, Zurich Insurance, Swatch, Philips Electronics, Standard Chartered Bank and many others. Language Key currently employs 52 full-time employees, as well as 38 part-time trainers in Hong Kong and China.

For the past 6 months, Mount Knowledge and Language Key have worked diligently together to complete a corporate restructuring of all of the Language Key entities into a parent-subsidiary relationship with Language Key Asia Ltd (“LKA”), as the newly formed parent holding company now owning two (2) subsidiary training solutions companies in Hong Kong and mainland China. The new corporate structure was created as a “platform” to accelerate Language Key’s proposed Pan-Asian acquisition plan, aggressively commencing in early 2011.

Pursuant to the acquisition described herein, Mount Knowledge formed Mount Knowledge Asia, Ltd (“MKA”), a holding company in Hong Kong for the purposes of facilitating the Language Key transaction pursuant to which MKA acquired 100% of the ownership of LKA in a share exchange with the prior shareholders of LKA. Additionally, Mount Knowledge, via MKA, purchased a certain number of additional shares of LKA, representing a further commitment by Mount Knowledge to provide USD $1 million in growth capital over the next 12 months (of which approximately $250,000 has already been advanced to Language Key prior to closing).

The terms and conditions of the acquisition described herein are set forth in the executed Definitive Agreement (the “Original Definitive Agreement”) dated October 5, 2010, Amendment No. 1 of the Definitive Agreement (the “Amendment No. 1”) dated October 29, 2010, and Amendment No. 2 of the Definitive Agreement (the “Amendment No. 2”) and related closing documents dated December 31, 2010.

A copy of the Original Definitive Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2010. A copy of Amendment No. 1 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 29, 2010. A copy of the Amendment No. 2 and related closing documents will be filed with the SEC on subsequent Form 8-K filings, as required.

As a result of this closing with Language Key, Mount Knowledge gains an immediate presence in the Asian B2B market and a revenue stream projected to be approximately USD $2,000,000 for Language Key’s fiscal year-end December 31, 2010. Language Key generated approximately (unaudited) USD $1,600,000 in combined revenues from its Hong Kong and China operations for the year-ending December 31, 2009, which will be consolidated in the Mount Knowledge’s financial statements in subsequent filings with the SEC as required.

"This is a significant milestone for the Company,” stated Daniel A. Carr, President and CEO of Mount Knowledge Holdings, Inc. “We have all worked extremely hard to complete this transaction before the end of 2010 to not only gain immediate traction in the corporate learning and training market in Asia, but to also uphold our commitment to our shareholders to provide continued growth and value. Although we consider this closing a momentous achievement, we feel strongly that with our newly acquired executive team from Language Key and our combined growth plan, this transaction is just the beginning of a very exciting future.”

Over the past six months, Language Key has focused on expanding its relationships with key blue chip international, Hong Kong and Mainland Chinese clients such as Lenovo, PCCW, and China Eximbank, as well as adding new clients, including Deloitte Touche Tomatsu CPA Ltd., Adobe China, and Oracle Corporation. Mount Knowledge believes that Language Key has repeatedly demonstrated core competence in understanding and consistently delivering on its clients’ training needs while differentiating it self from its competitors. Mount Knowledge’s management feels more confident than ever that Language Key will be the key driver in the company’s plan to grow its B2B operations across the Asia-Pacific region.

The B2B English Language Training (ELT) market in China is one of the largest in the world, increasing nearly 10% annually and is anticipated to reach USD $4 billion in 2010, according to China Education and Training Industry Research Report. In addition, the National Bureau of Statistics of China, Ministry of Education estimates that the private education market will top USD $117B by 2013. In terms of numbers of potential customers from China’s large and growing market for learning software products and teaching services, there were more than 300 million users in the online English training (OET) Market in China by the end of 2008 as published by Market Avenue in March 2010; with a significant number of Chinese workers looking to improve on their English language skills to greatly enhance household income, as stated by ChinaHR.com.

The acquisition of Language Key extends Mount Knowledge’s market potential and enables it to provide an even more comprehensive language learning solution to a large and loyal customer base. The new entity will combine the Language Key brand with Mount Knowledge’s portfolio of proprietary language software, including the Knowledge Generator™ Real-Time Learning System. In addition, during the restructuring of Language Key, Mount Knowledge and Language Key have partnered to create a cutting-edge Learning Management System (LMS) whereby English language learning and corporate training content will be delivered to organizations on-line while tracking the progress of each staff member. The Management of Language Key customers will have real time data on their individual and departmental achievements, and training programs can now be rolled out across any number of corporate divisions and/or locations. This e-learning platform will allow Language Key to expand its customer base at an even greater rate in an already very fast moving market. Language Key plans to officially announce and release its new LMS product on February 24, 2011 at Salvo Global’s 4th Annual Global Learning Summit 2011 in Singapore; where Language Key management will also be featured conference speakers (http://www.salvoglobal.com/globallearningsummit2011/sponsors.asp).

"We are even more execited about our future now that we’ve completed this transaction with Mount Knowledge, said Dirk Haddow, Language Key’s President and Chief Executive Officer. “Combining our market presence, expertise, experience and reputation in the Asian market with Mount Knowledge’s technology; our joint colloboration will provide an unsurpassed competitive advantage in the corporate training market across the Asia-Pacific region. We have already hit the ground running and are gearing up for our new product launch in Singapore.”

About Language Key.

The Language Key group of companies was set up in Hong Kong in 1994 with formation of The Language Key Training Ltd., a well-established business English and communication skills training consultancy. In 2002, The Language Key China Ltd. was set up in Hong Kong and its Wholly-Owned Foreign Enterprise (“WOFE”) Shanghai subsidiary was set up in the same year. The WOFE has since registered branch offices in Shanghai, Beijing and Guangdong. In 2010, Language Key Asia Ltd was formed as a holding company for all of the Language Key subsidiaries in Hong Kong and mainland China, operating under the brand Language Key. Today, Language Key provides generic and tailored Business English and Communications Skills courses, Soft Skills workshops, Executive Coaching and other related services to public and private sector clients, including government entities in Hong Kong and Mainland China and many Fortune 500 corporations. Language Key Asia Ltd is a wholly owned subsidiary of Mount Knowledge Asia Ltd, which is wholly owned subsidiary of Mount Knowledge Holdings, Inc. as its Asian territory holding company.

About Mount Knowledge Holdings Inc.

Mount Knowledge Holdings, Inc. (OTCBB: MKHD) is an educational software development, sales and training company offering innovative and proprietary "real-time self learning" software products and teaching services for both corporate and direct consumer markets worldwide. The Company's technology stems from an interactive and visual learning system referred to as "Syntality™," integrated into a core application known as the "Knowledge Generator™", and is currently being offered in China to the more than 300 million students from grade school to university seeking to learn English, and a vast number of people in the Chinese workplace increasing their English fluency to achieve greater income earning potential.

Forward-Looking Safe Harbor Statement:

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the acquisition described herein and the filing of financial statements and pro forma financial information in a future filing. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of Language Key Asia Ltd. and its subsidiaries, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2009 filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the Commission are available from commercial document retrieval services and at the website maintained by the Commission at http://www.sec.gov.

CONTACT:

Mount Knowledge Holdings, Inc.
Daniel A. Carr, President / CEO
(248) 893-4538
(888) 682-3038
39555 Orchard Hill Place
Suite 600 PMB 6096
Novi, Michigan 48375